UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 10, 2006

GMH COMMUNITIES TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-32290	201181390
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10 Campus Boulevard

Newtown Square, Pennsylvania 19073

(Address of principal executive offices)

(610) 355-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Results.

On August 10, 2006, GMH Communities Trust (the “Company”) held a conference call relating to its results of operations for the fourth quarter and year ended December 31, 2005, and the first quarter ended March 31, 2006.  The transcript from the conference call is furnished as Exhibit 99.2 to this report and is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.

None.

(b)          Pro Forma Financial Information.

None.

(c)           Exhibits.

Exhibit Number	Description
99.1

Transcript of GMH Commnities Trust conference call held on August 10, 2006, relating to reported results of operations for the fourth quarter and year ended December 31, 2005 and first quarter ended March 31, 2006, and furnished in accordance with Item 2.02 of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 14, 2006

GMH COMMUNITIES TRUST

	By:	/s/ J. Patrick O’Grady
	Name:	J. Patrick O’Grady
	Title:	Executive Vice President and CFO

Exhibit Index

Exhibit No.	Document Name
99.1

Transcript of GMH Commnities Trust conference call held on August 10, 2006, relating to reported results of operations for the fourth quarter and year ended December 31, 2005 and first quarter ended March 31, 2006, and furnished in accordance with Item 2.02 of this Current Report on Form 8-K.